ADVANCED SERIES TRUST

PROSPECTUS DATED MAY 1, 2011

SUPPLEMENT DATED OCTOBER 5, 2011

This supplement sets forth changes to the Prospectus, dated May 1, 2011 (the Prospectus), of Advanced Series Trust (the Trust). The Portfolio of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

New Subadvisory Arrangements and Name Change for AST AllianceBernstein Core Value Portfolio

The Board of Trustees of the Trust recently approved replacing AllianceBernstein L.P. (AllianceBernstein) as the sole subadviser for the AST AllianceBernstein Core Value Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price) and changing the name of the Portfolio from the AST AllianceBernstein Core Value Portfolio to the AST T. Rowe Price Equity Income Portfolio. Implementation of the revised subadvisory arrangements and name change is expected to occur on or about October 31, 2011. Depending upon market, economic, and financial conditions as of October 31, 2011 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for T. Rowe Price to dispose of securities and other financial instruments held by the Portfolio that were purchased by AllianceBernstein and to begin to implement its own investment strategy.

Set forth below is certain information relating to T. Rowe Price, the portfolio manager for the Portfolio, and T. Rowe Price’s expected investment strategy for the Portfolio. Please note that T. Rowe Price will not become the subadviser to the Portfolio until on or about October 31, 2011 and that AllianceBernstein will remain the sole subadviser to the Portfolio until on or about October 31, 2011.

A. Effective on or about October 31, 2011, the section of the Prospectus entitled “Summary: AST AllianceBernstein Core Value Portfolio—Investment Objective” is hereby deleted and replaced with the following in order to reflect T. Rowe Price’s replacement of AllianceBernstein and the Portfolio name change as described above.

The Portfolio's investment objective is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

B. Effective on or about October 31, 2011, the section of the Prospectus entitled “Summary: AST AllianceBernstein Core Value Portfolio—Investments, Risk and Performance—Principal Investment Strategies” is hereby deleted and replaced with the following in order to reflect T. Rowe Price’s replacement of AllianceBernstein and the Portfolio name change as described above.

Principal Investment Strategies. The Portfolio will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with 65% of net assets (including any borrowings for investment purposes) in dividend-paying common stocks of well-established companies.

The Portfolio will typically employ a “value” approach in selecting investments. T. Rowe Price’s research team will seek companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments, T. Rowe Price generally will look for companies in the aggregate with one or more of the following:

• an established operating history;
• above-average dividend yield relative to the S&P 500 Index;
• low price/earnings ratio relative to the S&P 500 Index;
• a sound balance sheet and other positive financial characteristics; and
• low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

Under normal market conditions, substantial dividend income means that the yield on the Portfolio’s securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that T. Rowe Price believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in U.S. common stocks, the Portfolio may invest in foreign stocks in keeping with its objective and policies.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

C. Effective on or about October 31, 2011, the table in the section of the Prospectus entitled “Summary: AST AllianceBernstein Core Value Portfolio—Management of the Portfolio” is hereby deleted and replaced with the following in order to reflect T. Rowe Price’s replacement of AllianceBernstein and the Portfolio name change as described above.

Investment Managers: Prudential Investments LLC and AST Investment Services, Inc.

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager	Title	Service Date
Brian C. Rogers	Portfolio Manager	October 2011

D. Effective on or about October 31, 2011, the section of the Prospectus entitled “More Detailed Information On How The Portfolios Invest—AST AllianceBernstein Core Value Portfolio” is hereby deleted and replaced with the following in order to reflect T. Rowe Price’s replacement of AllianceBernstein and the Portfolio name change as described above.

AST T. Rowe Price Equity Income Portfolio

Investment Objective: seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Principal Investment Policies:

The Portfolio will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with 65% of net assets (including any borrowings for investment purposes) in dividend-paying common stocks of well-established companies.

The Portfolio will typically employ a “value” approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to invest in companies whose stock prices are low in relation to an investor’s view of their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price.

Some of the principal measures used to identify such stocks are:

Price/earnings ratio. Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio. Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Dividend yield. A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. For example, a stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.

T. Rowe Price believes that income can be a significant contributor to total return over time and expects the Portfolio's yield to be above that of the Standard & Poor’s 500 Stock Index.

Price/cash flow. Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets. This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities. Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

Other Investment Policies and Practices

While most assets will be invested in common stocks, the Portfolio may employ other strategies that are not considered part of the Portfolio’s principal investment strategies. From time to time, the Portfolio may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the Portfolio may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Portfolio and maintain liquidity while being invested in the market. To the extent the Portfolio invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the futures contract’s underlying assets.

The use of futures or other derivatives, if any, exposes the Portfolio to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index, and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value. The Portfolio could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Debt Instruments and Junk Bonds. Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in debt instruments, including up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Portfolio investments in convertible securities are not subject to this limit.

Foreign Securities. Portfolio investments in foreign securities are limited to 25% of total assets. Subject to the overall limit on Portfolio investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

The Portfolio may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency contracts, which are contracts between two counterparties to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Portfolio were to engage in any of these foreign currency transactions, it would be primarily to protect its foreign securities from adverse currency movements relative to the U.S. dollar. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Convertible Securities and Warrants. Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Futures and Options. Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing a fund’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Portfolio’s initial investment in such contracts.

Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.

Portfolio Turnover. Turnover is an indication of frequency of trading. The Portfolio will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the Portfolio purchases or sells a security, it incurs a cost. This cost is reflected in its net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on a Portfolio’s total return. The Portfolio’s portfolio turnover rate is shown in the Financial Highlights table in the Prospectus.

Temporary, Defensive Investments. When T. Rowe Price believes market or economic conditions are unfavorable, it may invest up to 100% of the Portfolio’s assets in a temporary defensive manner by holding all or a substantial portion of Portfolio assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, and other money market instruments. T. Rowe Price also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity, or to satisfy redemption requests. In these circumstances, the Portfolio may be unable to achieve its investment goal.

Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). T. Rowe Price will seek to maintain an adequate level of portfolio liquidity for the Portfolio, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities.

E. Effective on or about October 31, 2011, the section of the Prospectus entitled “How the Fund Is Managed – Investment Subadvisers – AllianceBernstein L.P.” is hereby deleted. Please refer to the description of T. Rowe Price Associates, Inc. already contained in that section of the Prospectus.

F. Effective on or about October 31, 2011, the section of the Prospectus entitled “How the Fund Is Managed– Portfolio Managers–AST AllianceBernstein Core Value Portfolio” is hereby deleted and replaced with the following in order to reflect T. Rowe Price’s replacement of AllianceBernstein and the Portfolio name change as described above.

AST T. Rowe Price Equity Income Portfolio

Brian C. Rogers is primarily responsible for the day-to-day management of the Portfolio. Mr. Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition, he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed-income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

ASTSUP4

ADVANCED SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2011
SUPPLEMENT DATED OCTOBER 5, 2011

This supplement sets forth changes to the Statement of Additional Information, dated May 1, 2011 (the SAI), of Advanced Series Trust (the Trust). The Portfolio of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

New Subadvisory Arrangements and Name Change for AST AllianceBernstein Core Value Portfolio

The Board of Trustees of the Trust recently approved replacing AllianceBernstein L.P. (AllianceBernstein) as the sole subadviser for the AST AllianceBernstein Core Value Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price) and changing the name of the Portfolio from the AST AllianceBernstein Core Value Portfolio to the AST T. Rowe Price Equity Income Portfolio. Implementation of the revised subadvisory arrangements and name change is expected to occur on or about October 31, 2011. Depending upon market, economic, and financial conditions as of October 31, 2011 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for T. Rowe Price to dispose of securities and other financial instruments held by the Portfolio that were purchased by AllianceBernstein and to begin to implement its own investment strategy.

Set forth below is certain information relating to T. Rowe Price, the expected portfolio manager for the Portfolio, and T. Rowe Price’s expected investment strategy for the Portfolio. Please note that T. Rowe Price will not become the subadviser to the Portfolio until on or about October 31, 2011 and that AllianceBernstein will remain the sole subadviser to the Portfolio until on or about October 31, 2011.

A. Effective on or about October 31, 2011, the information relating to AllianceBernstein’s contractual subadvisory fee rate for the AST AllianceBernstein Core Value Portfolio that appears in the section of the SAI of the Trust entitled “Management & Advisory Arrangements—Subadvisers—AST AllianceBernstein Core Value Portfolio—AllianceBernstein L.P.” is hereby deleted and replaced with the following:

Portfolio	Subadviser	Subadvisory Fee Rate*
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc.

Average daily net assets up to $100 million:
0.50% on the first $50 million
0.45% on the next $50 million

When average daily net assets exceed $100 million:

0.40% on all assets

When average daily net assets exceed $200 million:

0.35% on all assets

When average daily net assets exceed $500 million:

0.325% on first $500 million
0.30% on next $500 million

When average daily net assets exceed $1 billion:

0.30% on all assets

* T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the AST T. Rowe Price Equity Income Portfolio to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the AST T. Rowe Price Equity Income Portfolio:

--Combined assets up to $750 million: No fee reduction.
--Combined assets between $750 million and $1.5 billion: 5.0% fee reduction.
--Combined assets between $1.5 billion and $3.0 billion: 7.5% fee reduction.
--Assets above $3.0 billion: 10.0% fee reduction.

The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:

--Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
--Advanced Series Trust AST T. Rowe Price Equity Income Portfolio
--Advanced Series Trust AST T. Rowe Price Global Bond Portfolio
--Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
--Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
-- Advanced Series Trust AST Advanced Strategies Portfolio
--The Prudential Series Fund Global Portfolio

B. Effective on or about October 31, 2011, the information relating to the AllianceBernstein portfolio managers appearing in the section of the SAI of the Trust entitled “Portfolio Managers: Other Accounts--Additional Information About the Portfolio Managers–Other Accounts and Fund Ownership –AST AllianceBernstein Core Value Portfolio” is hereby deleted and replaced with the following:

The following tables set forth information about the AST T. Rowe Price Equity Income Portfolio and accounts other than the AST T. Rowe Price Equity Income Portfolio for which the T. Rowe Price portfolio manager is primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year (i.e., December 31, 2010). The table shows, for the T. Rowe Price portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is also indicated. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by such portfolio manager as of the Trust's most recently completed fiscal year (i.e., December 31, 2010).

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based			Dollar Range for Ownership of Portfolio Securities
Name of T. Rowe Price Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian C. Rogers	14	2	11	0	0	0	$0
	$30.0 billion	$1.1 billion	$899.3 million	$0	$0	$0

C. Effective on or about October 31, 2011, the section of the SAI of the Trust entitled “Portfolio Managers: Compensation and Conflicts Policies—Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest— AllianceBernstein L.P.” is hereby revised by deleting the information relating to AllianceBernstein’s compensation and conflicts of interest policies. Please refer to the description of T. Rowe Price’s compensation and conflict of interest policies already contained in that section of the Prospectus.

ASTSAISUP4

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